                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 1, 1998
                        (Date of earliest event reported)


                             METAL MANAGEMENT, INC.
             (Exact name of Registrant as specified in its charter)

Delaware                                               0-14836                                               94-2835068
(State or other jurisdiction of               (Commission File Number)                                 (I.R.S. Employer
incorporation or organization)                                                                       Identification No.)




                         500 Dearborn Street, Suite 405
                             Chicago, Illinois 60610
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (312) 645-0700

                                       N/A
          (Former name or former address, if changed since last report)

      This Amendment No. 1 to the Registrant's Current Report on Form 8-K dated July 1, 1998 (the "Form 8-K") is being filed for the purpose of including Items 7(a), (b), and (c) to such Current Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired:

      (1) The following audited and unaudited combined financial statements of Naporano Iron & Metal Co. and Nimco Shredding Co. (collectively "Naporano") are attached hereto as Exhibit 99.2:

           1.     Report of Independent Accountants.
           2. Combined Balance Sheets at December 31, 1997 and 1996 and March 31, 1998 (unaudited).
           3. Combined Statements of Operations and Retained Earnings for the years ended December 31, 1997, 1996 and 1995 and the three months ended March 31, 1998 and 1997
                  (unaudited).
           4. Combined Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995 and the three months ended March 31, 1998 and 1997 (unaudited).
           5.     Notes to Combined Financial Statements.


(b)   Pro Forma Financial Information

      (1) The following unaudited pro forma financial statements are attached hereto as Exhibit 99.3:

           1.     Introduction to Unaudited Pro Forma Financial Information.
           2. Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 1998.
           3.     Notes to Unaudited Pro Forma Condensed Consolidated Balance
                  Sheet.
           4. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended March 31, 1998.
           5. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations.
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(c)  Exhibits.

 2.1* Stock Purchase Agreement.

10.1* Registration Rights Agreement.

23.1  Consent of PricewaterhouseCoopers LLP.

99.1* Press Release dated July 6, 1998.

99.2 Combined Financial Statements of Naporano at December 31, 1997 and 1996 and March 31, 1998 (unaudited) and for the fiscal years ended December 31, 1997, 1996 and 1995 and the three months ended March 31, 1998 and 1997 (unaudited).

99.3 Unaudited Pro Forma Condensed Consolidated Financial Statements at March 31, 1998, and for the year ended March 31, 1998.


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*Previously filed as an exhibit to the Registrant's Form 8-K dated July
 1, 1998, filed July 7, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METAL MANAGEMENT, INC.

                                   By:/s/ Robert C. Larry
                                      ------------------------------------------
                                      Robert C. Larry
                                      Vice President, Finance,
                                      Treasurer and Chief Financial Officer

Date:  July 9, 1998


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                                  EXHIBIT INDEX

Exhibit Number             Description

 2.1 *                     Stock Purchase Agreement.

10.1 *                     Registration Rights Agreement.

23.1                       Consent of PricewaterhouseCoopers LLP.

99.1 *                     Press release dated July 6, 1998.

99.2 Combined Financial Statements of Naporano at December 31, 1997 and 1996 and March 31, 1998 (unaudited) and for the fiscal years ended December 31, 1997, 1996 and 1995 and the three months ended March 31, 1998 and 1997 (unaudited).

99.3 Unaudited Pro Forma Condensed Consolidated Financial Statements at March 31, 1998, and for the year ended March 31, 1998.

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* Previously filed as an exhibit to the Registrant's Form 8-K dated July 1,
1998, filed July 7, 1998.